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                                  EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 2004, in the Amendment No. 1 to the Registration Statement on Form S-1/A and related prospectus of SEDONA Corporation for the registration of 7,127,411 shares of its common stock.


                                                     /s/ McGladrey & Pullen LLP

Bethesda, Maryland
May 4, 2004